SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 Current Report


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: October 23, 2002
                       ----------------------------------
                        (Date of earliest event reported)


                             RESOLVE STAFFING, INC.
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              Exact name of registrant as specified in its charter



            Nevada                          0-29485                33-0850639
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State of other jurisdiction of         Commission File No.       I.R.S. Employer
incorporation or organization                                        ID No.



              105 N. Falkenburg Rd., Suite B, Tampa, Florida 33619
              -----------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (813) 662-0074


                 310 East Harrison Street, Tampa, Florida 33602
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          (Former name or former address if changed since last report)

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                Special Note Regarding Forward-Looking Statements

         Some of the statements in this report may discuss future expectations, contain projections of results of operation or financial condition, or include other "forward-looking" information. Those statements are based on our assumptions and are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the results we currently contemplate. Important factors that could cause actual results to differ from expectations include, for example, our failure to obtain working capital financing from principal shareholders and other described below and other factors set forth in our Form 10-QSB Reports.

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Mr. R. Gale Porter resigned as an officer and director of Resolve Staffing, Inc. by letter dated October 23, 2002. There were no disputes between the Company and Mr. Porter. The Company intends to appoint another individual as president and director in the near future.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RESOLVE STAFFING, INC.



                                                By: /s/ Cristino L. Perez
                                                   -----------------------------
                                                    Cristino L. Perez
                                                    Chief Financial Officer
Dated:  October 23, 2002

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